TABLE OF CONTENTS

   USAA Family of Funds                                          1
   Message from the President                                    2
   Investment Review                                             4
   Message from the Managers                                     5
   Financial Information:
      Statement of Assets and Liabilities                        9
      Portfolio of Investments in Securities                    10
      Notes to Portfolio of Investments in Securities           19
      Statement of Operations                                   20
      Statements of Changes in Net Assets                       21
      Notes to Financial Statements                             22



                          IMPORTANT INFORMATION

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

                  USAA Investment Management Company
                  Attn: Report Mail
                  9800 Fredericksburg Road
                  San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Cornerstone Strategy Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the fund.


USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1998, USAA. All rights reserved.




                 USAA FAMILY OF FUNDS SUMMARY

         Fund                                       Minimum
       Type/Name              Volatility          Investment*

CAPITAL APPRECIATION
  Aggressive Growth           Very high            $3,000
  Emerging Markets(1)         Very high            $3,000
  First Start Growth          Moderate to high     $3,000
  Gold(1)                     Very high            $3,000
  Growth                      Moderate to high     $3,000
  Growth & Income             Moderate             $3,000
  International(1)            Moderate to high     $3,000
  S&P 500 Index(2)            Moderate             $3,000
  Science
  & Technology(5)             Very high            $3,000
  World Growth(1)             Moderate to high     $3,000


ASSET ALLOCATION
  Balanced Strategy(1)        Moderate             $3,000
  Cornerstone Strategy(1)     Moderate             $3,000
  Growth and Tax
  Strategy(3)                 Moderate             $3,000
  Growth Strategy(1)          Moderate to high     $3,000
  Income Strategy             Low to moderate      $3,000


INCOME -- TAXABLE
  GNMA                        Low to moderate      $3,000
  Income                      Moderate             $3,000
  Income Stock                Moderate             $3,000
  Short-Term Bond             Low                  $3,000


INCOME -- TAX EXEMPT
  Long-Term(3)                Moderate             $3,000
  Intermediate-Term(3)        Low to moderate      $3,000
  Short-Term(3)               Low                  $3,000
  State Bond Income(3)**      Moderate             $3,000


MONEY MARKET
  Money Market(4)             Very low             $3,000
  Tax Exempt
  Money Market(3),(4)         Very low             $3,000
  Treasury Money
  Market Trust(4)             Very low             $3,000
  State Money Market(3),(4)** Very low             $3,000

(1)Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(2)S&P 500(Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the product.

(3)Some income may be subject to state or local taxes or the federal alternative minimum tax.

(4)An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.

(5)This Fund may be more volatile than a fund that diversifies across many industries.

* The InveStart(Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

** California, Florida, New York, Texas, and Virginia funds available to residents only.


Non-deposit investment products offered by USAA Investment Management Company are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.





                           MESSAGE FROM THE PRESIDENT

Every week I get a report which summarizes all of the feedback we have gotten, by mail and phone, from our shareholders and brokerage customers. We get suggestions, complaints and also some compliments each week. We look for trends which point out problems and we are always sure to respond to every one of these contacts. One in particular caught my eye on the report for the week of December 11, 1997. It said, "Shareholder notes that Mr. Roth established Income Stock Fund for grandchild born in 1995; in 1997 another grandchild was born and Mr. Roth established a Cornerstone Strategy Fund; why was investment not made in the same fund?" Fair question.

The best answer is that I think both of these funds are great vehicles for investing for a child's future, and I like variety.

The Income Stock Fund and the Cornerstone Strategy Fund both offer an investor an equity product with less volatility than the stock market alone. In the case of the Income Stock Fund, the decreased volatility comes from a heavy emphasis on companies that pay high dividends or whose dividends tend to grow. For the Cornerstone Strategy Fund, the decrease in volatility comes from a combination of domestic value stocks, real estate stocks, foreign stocks and U.S. government bonds. In any given year either of these funds could be more volatile than the S&P 500 Index,(1) but both have long-term records(2) which indicate those will be unusual occurrences.

This combination of risk and reward appeals to me. I have friends who argue pursuasively that a more aggressive fund would be better for a long-term investment like this. If you only consider return, I suspect they are correct, but I am doing what I advise our customers to do. I am asking myself, "What are you comfortable with?" My answer is either of these two funds is appropriate. So far, Karl Joseph Marbach and Katharine Sophia Broyles are doing just fine. Maybe their parents will only have to worry about the last two or three years of college.

Sincerely,


Michael J.C. Roth, CFA
PRESIDENT AND
VICE CHAIRMAN OF THE BOARD


[Photograph of the President, Michael J. C. Roth, CFA, appears here.]

(1)The S&P 500 Index is an unmanaged index representing the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.

(2)Past performance is no guarantee of future results and the value of your investment may vary according to the Fund's performance.


For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses please call for a prospectus. Read it carefully before you invest.



                                INVESTMENT REVIEW

CORNERSTONE STRATEGY FUND

OBJECTIVE:  Achieve  a  positive,   inflation-adjusted  rate  of  return  and  a
reasonably stable value of Fund shares, thereby preserving purchasing power of shareholders' capital.

                                               5/31/97            11/30/97
 Net Assets.............................  $1,263.4 MILLION    $1,399.0 MILLION
 Net Asset Value Per Share..............       $27.96              $29.28

 AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/97
 May 31, 1997 to November 30, 1997..........................         8.84%+
 1 Year.....................................................        16.56%
 5 Years....................................................        14.96%
 10 Years...................................................        11.59%

+ Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.


---------------------------------
CUMULATIVE PERFORMANCE COMPARISON
----------------------------------

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Cornerstone Strategy Fund to the S&P 500 Index and the Lipper Global Flexible Portfolio Funds Average for the period of 11/30/87 to 11/30/97. The data points from the graph are as follows:


Year               USAA Cornerstone          S&P 500        Lipper Global
----               Strategy Fund             Index          Flexible Portfolio
                   -------------             -----          Funds Average
                                                            -------------

11/30/87           10,000                    10,000         10,000
12/87              10,323                    10,761         10,272
6/88               11,123                    12,127         10,852
12/88              11,189                    12,543         10,985
6/89               12,169                    14,615         11,603
12/89              13,643                    16,510         12,413
6/90               12,983                    17,019         12,210
12/90              12,388                    15,997         11,538
6/91               13,169                    18,273         12,168
12/91              14,398                    20,860         13,066
6/92               14,594                    20,720         13,025
12/92              15,313                    22,447         13,555
6/93               17,436                    23,539         14,779
12/93              18,946                    24,705         15,895
6/94               18,486                    23,869         15,116
12/94              18,748                    25,029         15,071
6/95               20,196                    30,082         16,406
12/95              22,198                    34,424         17,585
6/96               23,666                    37,897         18,405
12/96              26,165                    42,322         19,484
6/97               28,507                    51,039         20,808
11/97              29,945                    55,485         21,369



The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Cornerstone Strategy Fund to the S&P 500 Index and the Lipper Global Flexible Portfolio Funds Average, an average performance level of all global flexible portfolio funds, as reported by Lipper Analytical Services, an independent organization that monitors the performance of mutual funds. The S&P 500 Index is an unmanaged index representing the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S&P 500 Index



                            MESSAGE FROM THE MANAGERS

[A PHOTOGRAPH OF THE FOLLOWING PORTFOLIO MANAGERS IS HERE:
 Seated L to R:    John W. Saunders, Jr., CFA (U.S. Government Securities)
                   Harry W. Miller, CFA (Allocation Manager, Basic Value Stocks)
 Standing L to R:  Albert C. Sebastian, CFA (Foreign Stocks)
                   David G. Peebles, CFA (Foreign Stocks)
                   W. Travis Selmier, II, CFA (Foreign Stocks)
                   Mark W. Johnson, CFA (Gold and Real Estate Stocks).]

The Cornerstone Strategy Fund is a widely-diversified portfolio with investments in the following sectors: Basic Value Stocks (22-28%) of the Fund's net assets, Foreign Stocks (22-28%), U.S. Government Securities (22-28%), Real Estate Stocks (22-28%), and Gold Stocks (0-10%). The pie chart on page 8 shows the asset allocation as of the end of November 30, 1997. Your Fund's 8.84% six-month total return for the period outperformed the Lipper Global Flexible Portfolio Funds Average(1) of 4.09% for the same period.(2)

Basic Value Category
The stock market has had a correction since our last report of May 31, 1997, but has come back and is selling at a higher level than six months ago. International markets experienced a greater decline, and during that period the Basic Value category had no foreign exposure. Interest rates and inflation remain low, and although this is good for the stock market, we are seeing some earnings disappointments. The Asian situation, expected to be with us for some time, will affect our domestic markets. We remain optimistic on the U.S. stock market but do not expect the same returns in 1998 as 1997.

Over the six-month period ending November 30, 1997, we have added some new names in your portfolio: Meritor Automotive (Auto Parts), a spinoff from Rockwell International, Intel (Electronics - Semiconductors), Bell Atlantic (Telephones) through a merger with NYNEX, Bausch & Lomb (Medical Products & Supplies), and PMI Group (Finance - Diversified). Eliminated names included: James River (Paper & Forest Products), Universal (Tobacco), and NYNEX (Telephones) through a merger with Bell Atlantic.


(1) The Lipper Global Flexible Portfolio Funds Average is an average performance level of all global flexible portfolio funds, as reported by Lipper Analytical Services, an independent organization that monitors the performance of mutual funds.
(2) Past performance is no guarantee of future results and the value of your investment may vary according to the Fund's performance.


Best performers for the period included: Bankers Trust, PNC Bank, and SouthTrust (Banks), Ball (Containers), Bristol-Myers Squibb (Healthcare), J.C. Penney (Retailing), Occidental Petroleum (Oil), and Bell Atlantic and SBC Communications (Telephones). Worst Performers included: Monsanto (Chemicals), American Home Products (Healthcare), Caterpillar (Machinery), Norfolk Southern (Railroads), Sears (Retailing), Unocal (Oil), and Philip Morris (Tobacco).

As of November 30, 1997, the Basic Value category held 42 common stocks, broadly diversified in 28 industries. We remain overweighted in Machinery - Diversified, Banks, Healthcare/Drugs, and Telephones.

Foreign Category
European markets have continued to perform favorably for the six months ending November 30, 1997, while emerging markets have been mixed. The underweighted position in Japan has proved correct.

      Europe - European markets provided favorable returns over the period because of earnings growth, falling interest rates, and corporate restructuring. Within Europe, we significantly increased our exposure to the United Kingdom because of attractive valuations and a stable, pro-business political environment. Our holdings in Italy, Portugal, and the United Kingdom made significant contributions to our European performance.

      Emerging Markets - A series of currency devaluations in Asia has caused turmoil and political disarray in the region. This situation has brought about a reduction in forecasted economic growth. While we believe the Brazilian economy will be affected by the Asian slowdown, Argentina, Peru, and Mexico continue to recover, driven by improving domestic economies. In Mexico's case, stronger economic ties with the U.S. are a driving force. Political and economic reform have gained momentum in Russia and Hungary. Falling inflation and interest rates in Israel have underpinned its market rally while the prospect of economic reform has refueled Turkey's rise.

      Japan - Asia's currency crisis, combined with problems within the banking system, has begun to take a toll on the Japanese economy and stock market. We continue to hold export-related stocks while looking for quality domestic-related companies. We have not changed our underweighted position in Japan and believe that decisive action on restructuring the tax and financial system is needed.

      Other  Markets  -  Our  overweighted   position  in  Canada  reflects  the
      attractiveness of the economy as well as our favorable outlook for Canadian energy stocks. In Australia we have reduced equities to a neutral position.

We will continue to favor European markets because of their economic and political stability, favorable valuations, and more predictable earnings growth. Divergence in emerging markets should continue as most Asian markets remain weak while many Latin, Eastern European, and other markets are likely to recover sooner. We remain negative on Japan and feel that it offers only selective opportunities.

U.S. Government Category
Interest rates have generally declined in this six-month reporting period. As a result, we have experienced the best bond market in the past two years. There may be more to come. The Federal Reserve appears comfortable with the outlook that inflation will remain low, and this has calmed the bond market. Asian deflation, which is expected to deepen the U.S. trade deficit, together with a shrinking U.S. budget deficit produce an interesting supply/demand relationship for U.S. Treasury securities. If there are more U.S. dollars in Asian hands, and less of a need by the U.S. Treasury to issue securities, then this could cause prices for U.S. Treasury securities to rise (declining interest rates) because strong demand versus smaller supply. In any event, the potential for rising interest rates appears to be low for the time being. We increased the longer-term U.S. Treasury bond holdings in this investment category to take advantage of this more hospitable environment.

Real Estate Category
Real Estate securities were solid performers during the six months ended November 30, 1997. Shares of Real Estate Investment Trusts (REITs), as measured by the National Association of Real Estate Investment Trusts (NAREIT) equity index, rose 16.55% on a total return basis. This was above the 13.54% return on the S&P 500 Index.(3) However, REITs performed poorly relative to the S&P 500 Index on a three-year basis (25.26% vs. 31.03% annualized) despite solid cash flow growth. As a general rule, REITs are less volatile than the S&P 500 Index and consequently, would lag the Index during a powerful bull market. Also, to some extent REIT managements have proven to be their own worst enemies by repeatedly issuing large amounts of common stock to fund aggressive growth plans. Real estate is a capital intensive industry, and REITs by law must maintain high dividend payout ratios. Therefore, it is not surprising that REITs must raise massive amounts of cash to fund one of the most important financial trends of the last four years and probably the next decade - the securitization of real estate. The problem is that the industry's enthusiasm for issuing stock occasionally exceeds the market's ability to absorb it.

Compared to the NAREIT equity index, the Fund is overweighted in office and industrial properties and full-service hotels. It is underweighted in apartments and retail. A significant exposure to leisure-related real estate has been built through the purchase of stocks focusing on ski resorts, golf courses, and megaplex movie theaters.

(3)  The  S&P  500  Index  is  an  unmanaged  index   representing  the  average
     performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.

Gold Category
Gold prices fell 14.1% from $345.60 to $296.80 during the six months ended November 30, 1997, marking the lowest price since March 1985. The common stocks of gold mining companies did even worse. The Fund had no exposure to gold stocks during this period.


                         ASSET ALLOCATIION

A pie chart is shown here depicting the Asset Allocation as of November 30, 1997 of the USAA Cornerstone Strategy Fund to be:
U.S. Government Securities - 23.0%*, Real Estate Stocks - 25.2%*, Foreign Securities - 26.0%*, Basic Value Stocks - 25.5%*.

* Percentages are of the Net Assets in the Portfolio and may or may not equal 100%.



          Top 10 Industries
          (% of Net Assets)
--------------------------------------
Real Esate Investment Trusts      21.9
Telephones                         3.8
Banks - Major Regional             3.1
Oil - International Integrated     3.0
Machinery - Diversified            2.5
Healthcare - Diversified           2.4
Lodging/Hotel                      2.1
Drugs                              1.6
Auto Parts                         1.5
Banks - Money Center               1.4





    Top 3 Holdings in Each Section
          (% of Net Assets)
-------------------------------------
Foreign
-------
Akzo Nobel                         .5
Elf Aquitaine ADS                  .4
SGS Group AG                       .4


Real Estate
-----------
Highwoods Properties              1.0
Host Marriott                     1.0
Liberty Property Trust            1.0


U.S. Government
---------------
U.S. Treasury Bond @ 7.875%       8.0
U.S. Treasury Bond @ 7.625%       4.3
GNMA Pool #412608 @ 7.00%         2.5

Basic Value
-----------
Bristol-Myers Squibb              1.3
Deere & Co.                       1.2
Boeing                            1.1


Foreign investing is subject to additional risks which are discussed in the Fund's prospectus. Gold mining stocks involve additional risk because of gold's price volatility. Since return on any investment is generally commensurate with risk, investors should be aware of the potential volatility associated with foreign markets.

See page 10 for a complete listing of the Portfolio of Investments in Securities.



Cornerstone Strategy Fund
Statement of Assets and Liabilities
(In Thousands)

November 30, 1997
(Unaudited)

Assets
   Investments in securities, at market value (identified cost of $1,083,634)              $ 1,395,322
   Cash                                                                                            204
   Cash denominated in foreign currencies (identified cost of $3,731)                            3,267
   Receivables:
      Capital shares sold                                                                          269
      Dividends and interest                                                                     5,703
      Securities sold                                                                            8,670
   Unrealized appreciation on foreign currency contracts held, at value                             20
                                                                                           -----------
         Total assets                                                                        1,413,455
                                                                                           -----------

Liabilities
   Securities purchased                                                                         12,699
   Unrealized depreciation on foreign currency contracts held, at value                             17
   Capital shares redeemed                                                                         519
   USAA Investment Management Company                                                              857
   USAA Transfer Agency Company                                                                    222
   Accounts payable and accrued expenses                                                           129
                                                                                           -----------
         Total liabilities                                                                      14,443
                                                                                           -----------
            Net assets applicable to capital shares outstanding                            $ 1,399,012
                                                                                           ===========

Represented by:
   Paid-in capital                                                                         $ 1,012,757
   Accumulated undistributed net investment income                                              19,302
   Accumulated net realized gain on investments                                                 55,732
   Net unrealized appreciation of investments                                                  311,688
   Net unrealized depreciation on foreign currency translations                                   (467)
                                                                                           -----------
            Net assets applicable to capital shares outstanding                            $ 1,399,012
                                                                                           ===========
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                                              47,786
                                                                                           ===========
   Net asset value, redemption price, and offering price per share                         $     29.28
                                                                                           ===========

See accompanying notes to financial statements.




Cornerstone Strategy Fund
Portfolio of Investments in Securities

November 30, 1997
(Unaudited)
                                         Market
    Number                                Value
   of Shares           Security           (000)
   ---------           --------           -----

             Foreign Securities (26.0%)
                Foreign Stocks (25.8%)
             Argentina (0.2%)
     51,900  Banco Rio de La Plata
              S.A. ADR *              $      652
     26,000  Disco S.A. ADS *                933
     18,000  IRSA Inversiones y
              Representaciones S.A. GDS      550
     29,400  Telefonica de Argentina
              S.A. ADR                       972
------------------------------------------------
                                           3,107
------------------------------------------------

             Australia (0.7%)
    330,000  Broken Hill Proprietary
              Co. Ltd.                     3,026
    255,000  CSL Ltd.                      1,672
    400,000  Pasminco Ltd.                   415
  1,151,000  Telstra Corp. Ltd. *          2,162
    370,784  Woodside Petroleum Ltd.       2,658
------------------------------------------------
                                           9,933
------------------------------------------------

             Austria (0.7%)
     21,618  Austria Mikro Systeme
               International AG            1,307
     30,960  Boehler Uddeholm AG           2,091
     80,711  VA Stahl AG                   2,982
     25,000  VA Technologie AG             3,765
------------------------------------------------
                                          10,145
------------------------------------------------

             Belgium (0.3%)
      2,521  Colruyt S.A.                  1,292
     36,200  Union Miniere S.A. *          2,607
------------------------------------------------
                                           3,899
------------------------------------------------

             Brazil (0.7%)
 26,000,000  Companhia Energetica
              de Minas Gerais
              (Cemig) (Preferred)          1,266
     85,000  Multicanal Participacoes
              S.A. ADS (Preferred) *         404
     93,400  Panamerican Beverages,
              Inc. "A"                     3,199
  7,000,000  Petroleo Brasileiro S.A.
               (Preferred)                 1,527
 17,000,000  Telebras PN S.A. (Preferred)  1,771
     38,000  Uniao de Bancos Brasileiros
              S.A. (Unibanco) GDR *        1,092
     97,000  Usinas Siderurgicas de Minas
              Gerais S.A. (Preferred)        621
------------------------------------------------
                                           9,880
------------------------------------------------

             Canada (1.7%)
    119,000  Alliance Forest
              Products, Inc. *             1,913
    244,300  Anderson Exploration Ltd. *   2,264
     40,800  Cadillac Fairview Corp. *       966
     71,000  Canadian National
              Railway Co.                  3,670
    179,800  Canadian Occidental
              Petroleum Ltd.               4,012
    300,000  National Bank of Canada       4,402
    104,000  OSF, Inc. *                     730
     26,500  St. Laurent Paperboard,
              Inc. *                         335
    148,000  Suncor, Inc.                  4,875
------------------------------------------------
                                          23,167
------------------------------------------------

             Chile (0.2%)
     21,480  Compania de Telefonos
              de Chile ADR                   581
     38,300  Distribucion y Servicio
              D&S S.A. ADS                   668
     21,800  Sociedad Quimica y Minera
              de Chile S.A. ADS            1,003
------------------------------------------------
                                           2,252
------------------------------------------------

             China (0.1%)
    640,000  Cosco Pacific Ltd.              447
  2,986,000  Jiangsu Expressway Co.
              Ltd. *                         583
    375,000  New World
              Infrastructure Ltd. *          740
------------------------------------------------
                                           1,770
------------------------------------------------

             Czech Republic (0.1%)
     26,000  Komercni Banka A.S. GDR         325
      9,000  SPT Telecom A.S. *              948
------------------------------------------------
                                           1,273
------------------------------------------------

             Denmark (1.1%)
     45,000  Carli Gry International A/S   2,548
     70,000  ISS International Service
               System A/S "B" *            2,346
    143,200  SAS Danmark A/S               2,176
     32,600  Tele Danmark A/S "B"          1,948
    100,300  Tele Danmark A/S ADS          2,996
     50,000  Unidanmark A/S                3,531
------------------------------------------------
                                          15,545
------------------------------------------------

             Egypt (0.1%)
     39,300  Suez Cement Co. S.A.E. GDS      795
------------------------------------------------

             Finland (0.4%)
     50,600  Nokia Corp. ADS               4,206
     12,100  Raision Tehtaat *             1,392
     27,200  Rauma OY                        469
------------------------------------------------
                                           6,067
------------------------------------------------

             France (2.0%)
     12,500  Accor S.A.                    2,363
     51,000  Bouygues Offshore S.A. ADR    1,147
     89,800  Coflexip ADS                  4,468
    106,700  Elf Aquitaine ADS             6,109
     29,000  Eramet Group                  1,154
     10,700  Essilor International         2,983
     18,370  ISIS S.A. *                   2,063
     36,900  Louis Dreyfus Citrus          1,079
     54,100  Renault S.A. *                1,515
     24,500  Simco S.A.                    1,743
     43,000  Valeo S.A.                    2,844
------------------------------------------------
                                          27,468
------------------------------------------------

             Germany (0.9%)
     51,700  Bayer AG                      1,914
     50,000  Leica Camera AG               1,128
    118,200  Rofin-Sinar
              Technologies, Inc. *         1,744
      6,300  SAP AG                        1,833
      5,350  SAP AG (Preferred)            1,647
      3,900  Singulus Technologies AG *      171
     71,000  Veba AG                       4,219
------------------------------------------------
                                          12,656
------------------------------------------------

             Hong Kong (0.3%)
  1,480,000  Amoy Properties Ltd.          1,273
     59,000  Asia Satellite
               Telecommunications
               Holdings Ltd. ADR           1,250
    244,000  CITIC Pacific Ltd.              972
    123,000  Hutchison Whampoa Ltd.          820
------------------------------------------------
                                           4,315
------------------------------------------------

             Hungary (0.2%)
     49,200 Magyar Tavkozlesi RT.
              (MATAV) ADS *                  996
    100,000  Mol Magyar Olaj-Es
              Gazipari GDS                 2,098
     13,500  OTP Bank GDR *                  420
------------------------------------------------
                                           3,514
------------------------------------------------

             India (0.2%)
     45,000  Hindalco Industries Ltd. GDR  1,013
     78,800  Larsen & Toubro Ltd. GDR        768
     63,300  Videsh Sanchar Nigam
              Ltd. GDR                       839
------------------------------------------------
                                           2,620
------------------------------------------------

             Indonesia (0.1%)
    780,500  PT Astra International, Inc.    406
    251,750  PT Bank Dagang Nasional
              Indonesia Warrants *             4
    400,000  PT HM Sampoerna                 532
------------------------------------------------
                                             942
------------------------------------------------

             Israel (0.3%)
     46,800  Blue Square - Israel
              Ltd. ADS *                     456
     56,500  ECI Telecommunications Ltd.   1,536
     43,000  Teva Pharmaceutical
              Industries Ltd. ADR          2,129
------------------------------------------------
                                           4,121
------------------------------------------------

             Italy (1.3%)
     86,200  ENI S.p.A. ADS                5,005
    266,000  Erg S.p.A. *                  1,009
     60,500  Gucci Group N.V. *            2,462
     80,000  Instrumentation Laboratory
              S.p.A. ADS *                   160
    544,000  Italgas S.p.A.                2,099
     32,900  SAES Getters S.p.A. ADR         341
  3,664,000  SEAT S.p.A. *                 1,453
  3,800,000  SEAT S.p.A. Savings *           982
  1,050,000  Telecom Italia S.p.A. *       4,139
------------------------------------------------
                                          17,650
------------------------------------------------

             Japan (3.1%)
    110,000  Bridgestone Corp.             2,388
    146,000  Canon, Inc.                   3,523
     95,000  Daibiru Corp.                   931
    310,000  Hitachi Ltd.                  2,198
     48,000  Hoya Corp.                    1,467
     55,000  Ito-Yokado Co. Ltd.           2,482
     48,000  Justsystem Corp.                527
    137,500  Laox Co. Ltd.                 1,077
    334,000  Minebea Co. Ltd.              3,716
    341,000  Mitsubishi Heavy
              Industries Ltd.              1,341
    100,000  Namco                         3,197
     18,700  Nichiei Co. Ltd.              2,051
      5,600  Nippon Television Network     1,808
    640,000  NKK Corp.                       647
    200,000  Nomura Securities Co. Ltd.    2,476
         67  NTT Data Communications
               Systems Corp.               3,255
    249,000  Sekisui Chemical Co. Ltd.     1,813
    213,000  Shiseido Co. Ltd.             2,887
     28,000  Sony Corp.                    2,391
    155,000  Terumo Corp.                  2,429
    107,000  Yamada Denki Co.              1,006
------------------------------------------------
                                          43,610
------------------------------------------------

             Malaysia (0.1%)
    105,000  Edaran Otomobil
              Nasional Bhd                   243
------------------------------------------------

             Mexico (0.4%)
    700,000  Controladora Comercial
               Mexicana, S.A. de C.V.        765
     83,237  Desc, Sociedad de
              Fomento Industrial,
              S.A. de C.V. ADS             3,127
     90,000  Tubos de Acero de Mexico,
               S.A. ADS *                  1,991
------------------------------------------------
                                           5,883
------------------------------------------------

             Netherlands (1.5%)
     38,300  Akzo Nobel N.V.               6,737
     41,400  Benckiser N.V. "B" ADR *      1,439
      6,900  Brunel International N.V. *     126
     33,000  EVC International N.V.          772
     82,780  ING Group N.V.                3,366
     19,500  Oce-van der Grinten N.V.      2,222
     45,700  Philips Electronics N.V.      3,062
     11,650  Simac Techniek N.V. *         1,328
    120,000  Verenigd Besit VNU            2,874
------------------------------------------------
                                          21,926
------------------------------------------------

             Norway (0.7%)
    759,000  Christiania Bank og
               Kreditkasse                 2,734
    149,000  Nycomed ASA, Series A         3,864
     53,500  Nycomed ASA, Series B         1,339
    108,600  Schibsted ASA                 1,842
------------------------------------------------
                                           9,779
------------------------------------------------

             Peru (0.1%)
     36,600  Telefonica del Peru
              S.A. "B" ADS                   769
------------------------------------------------

             Philippines (0.1%)
  2,000,000  SM Prime Holdings, Inc.         315
------------------------------------------------

             Poland (0.1%)
    120,000  Elektrim S.A.                 1,154
    170,000  Polifarb Cieszyn-Wroclaw
              S.A.                           697
     56,666  Polifarb Cieszyn-Wroclaw
              S.A. "D" *                     232
------------------------------------------------
                                           2,083
------------------------------------------------

             Portugal (0.7%)
    101,000  Banco Totta E Acores S.A.     1,906
      9,300  Brisa-Auto Estradas
               de Portugal S.A. *            285
    141,500  Cimentos de Portugal S.A.     3,584
    101,700  Portugal Telecom S.A. ADS *   4,665
------------------------------------------------
                                          10,440
------------------------------------------------

             Russia (0.4%)
     26,600  LUKoil ADR                    2,143
     44,600  Mosenergo ADR *               1,595 (a)
  6,669,000  Unified Energy Systems *      1,509
------------------------------------------------
                                           5,247
------------------------------------------------

             Singapore (0.2%)
    290,000  DBS Land Ltd.                   493
    330,000  Overseas Union Bank Ltd.      1,293
    220,000  Singapore Land Ltd.             646
------------------------------------------------
                                           2,432
------------------------------------------------

             South Africa (0.1%)
     47,500  South African
              Breweries Ltd.               1,163
------------------------------------------------

             Spain (0.6%)
     45,400  Corporacion Bancaria
              de Espana S.A. *             2,817
     36,400  Corporacion Mapfre            1,777
     52,800  Telefonica de Espana
              S.A. ADR                     4,567
------------------------------------------------
                                           9,161
------------------------------------------------

             Sweden (0.9%)
    147,800  Autoliv, Inc. SDR             5,647
     11,000  Munters AB *                    105
    139,200  NK Cityfastigheter AB *       1,018
     27,200  Nordbanken AB                   969
    172,500  Swedish Match AB *              583
    140,000  Volvo AB                      3,735
------------------------------------------------
                                          12,057
------------------------------------------------

             Switzerland (1.2%)
      2,920  Novartis AG                   4,665
     13,200  Selecta Group *               1,768
      3,130  SGS Group AG                  5,848
      5,253  Sulzer AG P.C.                3,471
     16,003  Tag Heuer
              International S.A. *         1,555
    108,300  Tag Heuer International
              S.A. ADR *                   1,069
------------------------------------------------
                                          18,376
------------------------------------------------

             Taiwan (0.2%)
  2,050,000  China Steel Corp.             1,501
  1,224,189  Far Eastern Department
              Store, Ltd.                  1,197
    120,000  Microtek International,
              Inc. *                         133
------------------------------------------------
                                           2,831
------------------------------------------------

             Turkey (0.1%)
 31,735,066  Yapi Ve Kredi Bankasi A.S.      989
------------------------------------------------

             United Kingdom (3.5%)
    919,000  Avis Europe plc               2,390
    336,200  Billiton plc *                  829
    210,000  British Borneo Petroleum plc  1,568
    270,000  Cadbury Schweppes plc         2,805
  1,620,000  Cookson Group plc             5,609
    910,000  Corporate Services Group plc  3,181
     97,800  DFS Furniture Co. plc           963
     35,500  Doncasters plc ADS *            923
    385,100  EMI Group plc                 2,901
    332,500  Ionica Group plc *              674
  1,340,000  LucasVarity plc               4,300
    910,000  Medeva plc                    3,074
    315,000  National Westminster
              Bank plc                     4,777
    241,000  Reuters Holdings plc          2,719
    720,000  Safeway plc                   3,940
    943,500  Tomkins plc                   4,796
    988,000  WPP Group plc                 4,405
------------------------------------------------
                                          49,854
------------------------------------------------

             Venezuela (0.1%)
     34,400  Compania Anonima
              Nacional Telefonos
              de Venezuela ADS             1,359
------------------------------------------------

             Other Holdings (0.1%)
  1,800,000  Central European
              Growth Fund plc  *           1,824
------------------------------------------------

             Total foreign stocks
               (cost: $305,693)          361,460
------------------------------------------------



   Principal
    Amount
     (000)
     -----

           Foreign Bond (0.2%)
             Japan
 $    2,100  MBL International Finance
              (Bermuda) Trust,
              Convertible Notes,
              3.00%, 11/30/02
              (cost: $2,167)               2,226
------------------------------------------------

             Total foreign securities
               (cost: $307,860)          363,686
------------------------------------------------

          Real Estate Stocks (25.2%)
             Leisure Time (0.8%)
    450,000  Vail Resorts, Inc. *         11,897
------------------------------------------------

             Lodging/Hotel (1.9%)
    400,000  Hilton Hotels Corp.          12,450
    700,000  Host Marriott Corp. *        14,568
------------------------------------------------
                                          27,018
------------------------------------------------

             Paper & Forest Products (0.9%)
    250,000  Rayonier, Inc.               12,219
------------------------------------------------

             Real Estate Investment
               Trusts (21.6%)
    325,000  Alexandria Real Estate
               Equities, Inc.             10,116
    350,000  Avalon Properties, Inc.      10,763
    125,000  Beacon Properties Corp.       5,625
    400,000  Bradley Real Estate, Inc.     8,100
    375,000  Brandywine Realty Trust       9,070
    300,000  Cali Realty Corp.            11,906
    275,000  Centerpoint Properties
              Corp.                        9,109
    300,000  Chelsea GCA Realty, Inc.     11,400
    175,000  Developers Diversified
              Realty Corp.                 6,814
    601,500  Entertainment
               Properties Trust *         11,579
    350,000  Felcor Suite Hotels, Inc.    12,709
    350,000  First Industrial Realty
              Trust, Inc.                 12,359
    400,000  Gables Residential Trust     10,875
    350,000  Golf Trust of America, Inc.   9,450
    400,000  Highwoods Properties, Inc.   14,375
    500,000  Liberty Property Trust       13,969
    200,000  Mills Corp.                   5,538
    350,000  Pan Pacific Retail
              Properties, Inc.             7,175
    300,000  Parkway Properties, Inc.      9,881
    425,000  Patriot American
              Hospitality, Inc.           13,281
    300,000  Post Properties, Inc.        11,588
    500,000  Prentiss Properties Trust    12,938
    600,000  Prime Group Realty Trust *   12,038
    250,000  Sovran Self Storage, Inc.     7,625
    250,000  Starwood Lodging Trust       13,406
    225,000  Storage USA, Inc.             8,789
    225,000  Sun Communities, Inc.         8,198
    700,000  United Dominion Realty
              Trust, Inc.                 10,281
    400,000  Weeks Corp.                  12,800
------------------------------------------------
                                         301,757
------------------------------------------------

             Total real estate stocks
               (cost: $271,687)          352,891
------------------------------------------------



              Basic Value Stocks (25.5%)
             Aerospace/Defense (1.1%)
    289,660  Boeing Co.                   15,388
------------------------------------------------

             Automobiles (0.8%)
    200,000  Chrysler Corp.                6,863
    100,000  Ford Motor Co.                4,300
------------------------------------------------
                                          11,163
------------------------------------------------

             Auto Parts (0.1%)
     38,333  Meritor Automotive, Inc.        858
------------------------------------------------

             Banks - Major Regional (1.5%)
    115,000  Fleet Financial Group, Inc.   7,597
    150,000  PNC Bank Corp.                8,072
    100,000  SouthTrust Corp.              5,450
------------------------------------------------
                                          21,119
------------------------------------------------

             Banks - Money Center (1.0%)
     53,000  Bankers Trust
              New York Corp.               6,284
     68,000  Chase Manhattan Corp.         7,386
------------------------------------------------
                                          13,670
------------------------------------------------

             Chemicals (1.0%)
    325,000  Monsanto Co.                 14,198
------------------------------------------------

             Chemicals - Diversified (1.0%)
    300,000  B.F. Goodrich Co.            13,350
------------------------------------------------

             Chemicals - Specialty (0.4%)
    122,600  Olin Corp.                    6,069
------------------------------------------------

             Containers - Metals
               & Glass (0.4%)
    135,000  Ball Corp.                    5,198
------------------------------------------------

             Drugs (0.4%)
    160,000  Pharmacia & Upjohn, Inc.      5,400
------------------------------------------------

             Electrical Equipment (0.4%)
    115,000  Rockwell International Corp.  5,606
------------------------------------------------

             Electronics -
               Semiconductors (1.0%)
    175,000  Intel Corp.                  13,584
------------------------------------------------

             Finance - Diversified (0.5%)
    100,000  PMI Group, Inc.               6,500
------------------------------------------------

             Healthcare - Diversified (2.3%)
    200,000  American Home
              Products Corp.              13,975
    200,000  Bristol-Myers Squibb Co.     18,725
------------------------------------------------
                                          32,700
------------------------------------------------

             Insurance -
               Property/Casualty (1.2%)
    150,000  Allstate Corp.               12,881
     68,000  HSB Group, Inc.               3,532
------------------------------------------------
                                          16,413
------------------------------------------------

             Machinery - Diversified (2.2%)
    290,000  Caterpillar, Inc.            13,902
    300,000  Deere & Co.                  16,444
------------------------------------------------
                                          30,346
------------------------------------------------

             Manufacturing - Diversified
               Industries (0.7%)
    100,000  Minnesota Mining &
               Manufacturing Co.           9,744
------------------------------------------------

             Medical Products
               & Supplies (0.7%)
    250,000  Bausch & Lomb, Inc.           9,906
------------------------------------------------

             Natural Gas (0.3%)
    120,000  NICOR, Inc.                   4,830
------------------------------------------------

             Oil - Domestic Integrated (0.8%)
    125,000  Occidental Petroleum Corp.    3,711
    200,000  Unocal Corp.                  7,962
------------------------------------------------
                                          11,673
------------------------------------------------

             Oil - International
               Integrated (1.8%)
     70,000  Chevron Corp.                 5,613
    120,000  Mobil Corp.                   8,633
    200,000  Texaco, Inc.                 11,300
------------------------------------------------
                                          25,546
------------------------------------------------

             Photography - Imaging (0.7%)
    132,000  Xerox Corp.                  10,255
------------------------------------------------

             Railroads/Shipping (0.6%)
    255,000  Norfolk Southern Corp.        8,112
------------------------------------------------

             Retail - Department Stores (0.8%)
     85,000  J.C. Penney Company, Inc.     5,461
    120,000  May Department Stores Co.     6,450
------------------------------------------------
                                          11,911
------------------------------------------------

             Retail - General
               Merchandising (0.3%)
     90,000  Sears, Roebuck & Co.          4,123
------------------------------------------------

             Telecommunications -
               Long Distance (0.7%)
    160,000  Sprint Corp.                  9,370
------------------------------------------------

             Telephones (2.0%)
    128,256  Bell Atlantic Corp.          11,447
    120,000  GTE Corp.                     6,067
    138,000  SBC Communications Corp.     10,048
------------------------------------------------
                                          27,562
------------------------------------------------

             Tobacco (0.8%)
    120,000  Philip Morris
              Companies, Inc.              5,220
    180,000  RJR Nabisco Holdings Corp.    6,559
------------------------------------------------
                                          11,779
------------------------------------------------

             Total basic value stocks
               (cost: $208,550)          356,373
------------------------------------------------



   Principal
    Amount
     (000)
     ----

                  U.S. Government & Agency
                      Issues (23.0%)
           Government National
             Mortgage Assoc. (9.5%)
  $ 67,235   6.50%,5/15/23 - 3/15/26       66,299
    52,222   7.00%,8/15/23 - 5/15/26       52,492
     2,712   7.50%,3/15/17                  2,800
     2,636   8.00%,6/15/16 - 3/15/17        2,769
     3,476   8.50%,9/15/09 - 2/15/17        3,707
       272   9.00%,6/15/16 - 10/15/16         295
     3,825   9.50%,6/15/09 - 8/15/17        4,169
       581  10.00%,11/15/09 - 4/15/16         637
        64  11.50%,3/15/13                     73
         4  12.50%,8/15/14                      5
-------------------------------------------------
                                          133,246
-------------------------------------------------

           U.S. Treasury (13.2%)
    12,000 U.S. Treasury Bonds,
             6.38%, 8/15/27                12,458
    50,000 U.S. Treasury Bonds,
             7.63%, 2/15/25                59,719
    92,944 U.S. Treasury Bonds,
             7.88%, 2/15/21               112,491
-------------------------------------------------
                                          184,668
-------------------------------------------------

           Discount Note (0.3%)
     4,460 Federal Home Loan Bank,
             5.60%, 12/01/97
             (cost: $4,459)                 4,458
-------------------------------------------------

           Total U.S. government
             & agency issues
             (cost: $295,537)             322,372
-------------------------------------------------

           Total investments
             (cost: $1,083,634)         1,395,322
=================================================


----------------------
*Non-income producing.




                          Portfolio Summary By Industry
                         -------------------------------
             U.S. Government & Agency Issues                   23.0%
             Real Estate Investment Trusts                     21.9
             Telephones                                         3.8
             Banks - Major Regional                             3.1
             Oil - International Integrated                     3.0
             Machinery - Diversified                            2.5
             Healthcare - Diversified                           2.3
             Lodging/Hotel                                      2.1
             Drugs                                              1.6
             Auto Parts                                         1.5
             Banks - Money Center                               1.4
             Manufacturing - Diversified Industries             1.4
             Electronics - Semiconductors                       1.2
             Automobiles                                        1.2
             Chemicals                                          1.2
             Oil - Domestic Integrated                          1.2
             Insurance - Property/Casualty                      1.2
             Aerospace/Defense                                  1.1
             Medical Products & Supplies                        1.1
             Chemicals - Diversified                            1.1
             Paper & Forest Products                            1.0
             Leisure Time                                       1.0
             Services - Commercial & Consumer                   1.0
             Other                                             19.8
                                                              -----
                                                               99.7%
                                                              =====




Cornerstone Strategy Fund
Notes to Portfolio of Investments in Securities

November 30, 1997
(Unaudited)



General Notes
Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

ADS/ADR -- American Depositary Shares/Receipts are foreign shares held by a U.S. bank which issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

GDS/GDR -- Global Depositary Shares/Receipts are foreign shares held by a non-U.S. bank which issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

Specific Notes
(a) Security is exempt from registration under the Securities Act of 1933 and has been determined to be liquid by the Manager. Any resale of this security may occur in an exempt transaction in the United States to a qualified institutional buyer as defined by Rule 144A.


See accompanying notes to financial statements.





Cornerstone Strategy Fund
Statement of Operations
(in Thousands)

Six-month period ended November 30, 1997
(Unaudited)


Net investment income:
   Income (net of foreign taxes withheld of $275):
      Dividends                                                                              $   15,315
      Interest                                                                                   11,102
                                                                                             ----------
         Total income                                                                            26,417
                                                                                             ----------
   Expenses:
      Management fees                                                                             5,095
      Transfer agent's fees                                                                       1,298
      Custodian's fees                                                                              284
      Postage                                                                                       140
      Shareholder reporting fees                                                                     78
      Trustees' fees                                                                                  2
      Registration fees                                                                              53
      Professional fees                                                                              14
      Other                                                                                          22
                                                                                             ----------
         Total expenses                                                                           6,986
                                                                                             ----------
            Net investment income                                                                19,431
                                                                                             ----------
Net realized and unrealized gain on investments and foreign currency:
   Net realized gain (loss) on:
      Investments                                                                                56,162
      Foreign currency transactions                                                                 (41)
   Change in net unrealized appreciation/depreciation of:
      Investments                                                                                36,528
      Translation of assets and liabilities in foreign currencies                                  (439)
                                                                                             ----------
            Net realized and unrealized gain                                                     92,210
                                                                                             ----------
Increase in net assets resulting from operations                                             $  111,641
                                                                                             ==========


See accompanying notes to financial statements.





Cornerstone Strategy Fund
Statements of Changes in Net Assets
(In Thousands)

Six-month period ended November 30, 1997
and Year ended May 31, 1997
(Unaudited)


                                                                       11/30/97             5/31/97
                                                                       --------             -------
From operations:
   Net investment income                                             $    19,431         $    32,590
   Net realized gain on investments                                       56,162              48,746
   Net realized loss on foreign currency transactions                        (41)                (63)
   Change in net unrealized appreciation/depreciation of:
      Investments                                                         36,528              98,175
      Foreign currency translations                                         (439)                (26)
                                                                     -----------         -----------
      Increase in net assets resulting from operations                   111,641             179,422
                                                                     -----------         -----------
Distributions to shareholders from:
   Net investment income                                                 (11,102)            (33,061)
                                                                     -----------         -----------
   Net realized gains                                                    (39,971)            (34,550)

From capital share transactions:
   Proceeds from shares sold                                             106,590             194,406
   Shares issued for dividends reinvested                                 50,198              66,292
   Cost of shares redeemed                                               (81,699)           (144,998)
                                                                     -----------         -----------
      Increase in net assets from capital share transactions              75,089             115,700
                                                                     -----------         -----------
Net increase in net assets                                               135,657             227,511
Net assets:
   Beginning of period                                                 1,263,355           1,035,844
                                                                     -----------         -----------
   End of period                                                     $ 1,399,012         $ 1,263,355
                                                                     ===========         ===========
Undistributed net investment income included in net assets:
   Beginning of period                                               $    11,014         $    11,354
                                                                     ===========         ===========
   End of period                                                     $    19,302         $    11,014
                                                                     ===========         ===========
Change in shares outstanding:
   Shares sold                                                             3,660               7,427
   Shares issued for dividends reinvested                                  1,752               2,628
   Shares redeemed                                                        (2,805)             (5,543)
                                                                     -----------         -----------
      Increase in shares outstanding                                       2,607               4,512
                                                                     ===========         ===========


See accompanying notes to financial statements.


Cornerstone Strategy Fund
Notes to Financial Statements

November 30, 1997
(Unaudited)


(1)   Summary of Significant Accounting Policies
USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of eleven separate funds. The information presented in this semiannual report pertains only to the Cornerstone Strategy Fund (the Fund). The Fund's investment objective is to achieve a positive, inflation-adjusted rate of return and a reasonably stable value of Fund shares, thereby preserving the purchasing power of shareholders' capital.

A. Security valuation -- The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the average of the bid and asked prices is generally used depending upon local custom or regulation.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Other debt and government securities are valued each business day by a pricing service (the Service) approved by the Fund's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions.

5. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Trustees.

B. Federal taxes -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required. As a result of certain permanent differences between book and tax basis accounting for investments in passive foreign investment companies, reclassifications were made to the statement of assets and liabilities at May 31, 1997 to increase accumulated undistributed net investment income and to decrease accumulated net realized gain on investments by $194,122.

C. Investments in securities -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities. Amortization of market discounts on long-term securities is recognized as interest income upon disposition of the security to the extent there is a gain on disposition.

D. Foreign currency translations -- The assets of the Fund may be invested in the securities of foreign issuers. Since the accounting records of the Fund are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

1. Market value of securities, other assets, and liabilities at the mean between the bid and asked translation rates of such currencies against U.S. dollars.

2. Purchases and sales of securities, income, and expenses at the rate of exchange obtained from an independent pricing service on the respective dates of such transactions.

Net realized and unrealized foreign currency gains/losses occurring during the holding period of investments are a component of realized gain/loss on investments and unrealized appreciation/depreciation on investments, respectively.

Net realized foreign currency gains/losses arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. Net realized foreign currency gains/losses have been reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rate.

E. Use of estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2)   Lines of Credit
The Fund participates with other USAA funds in two joint short-term revolving loan agreements totaling $850 million, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with NationsBank of Texas, N.A. ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of its total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with NationsBank, the Fund may borrow from NationsBank an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of its total assets at NationsBank's borrowing rate plus a markup. During the six-month period ended November 30, 1997, the Fund had no borrowings under either of these agreements.

(3)   Distributions
Distributions of net investment income and realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

(4)   Investment Transactions
Cost of purchases and proceeds from securities, excluding short-term securities, for the six-month period ended November 30, 1997 were $427,400,331 and $257,659,291, respectively.

Gross unrealized appreciation and depreciation of investments at November 30, 1997 was $343,588,073 and $31,899,601, respectively.

(5) Foreign Currency Contracts
A forward currency contract (currency contract) is a commitment to purchase or sell a foreign currency at a specified date, at a negotiated price. The Fund currently enters into currency contracts only in connection with the purchase or sale of a security denominated in a foreign currency. These contracts allow the Fund to "lock in" the U.S. dollar price of the security. Currency contracts are valued on a daily basis using foreign currency exchange rates obtained from an independent pricing service. Risks of entering into currency contracts include the potential inability of the counterparty to meet the terms of the contract and the Fund giving up the opportunity for potential profit.


At November 30, 1997, the terms of open foreign currency contracts were as follows (in thousands):


                                         U.S. Dollar                           U.S. Dollar      Unrealized
Exchange             Currency to be       Value as of     Currency to be       Value as of    Appreciation
  Date                  Delivered          11/30/97          Received           11/30/97     (Depreciation)
  ----                  ---------          --------          --------           --------     --------------
12/01/97         11,717 Belgian Franc     $   322       325 U.S. Dollar        $   325          $   3
12/01/97           25 Deutsche Mark            14        14 U.S. Dollar             14              -
12/01/97       244,788 Indonesian Rupiah       67        68 U.S. Dollar             68              1
12/01/97       429,540 Indonesian Rupiah      118        122 U.S. Dollar           122              4
12/01/97        91 Netherlands Guilder         46        46 U.S. Dollar             46              -
12/01/97            261 U.S. Dollar           262        371 Swiss Franc           260             (2)
12/01/97            69 U.S. Dollar             69      368 Finnish Markka           69              -
12/01/97            866 U.S. Dollar           866   1,713 Netherlands Guilder      862             (4)
12/01/97            368 U.S. Dollar           368    728 Netherlands Guilder       366             (2)
12/02/97            164 U.S. Dollar           164      29 Portuguese Escudo        162             (2)
12/02/97            329 U.S. Dollar           329      2,213 Danish Krone          330              1
12/02/97       289,999 Indonesian Rupiah       80        80 U.S. Dollar             80              -
12/02/97        6,876 Indonesian Rupiah         2         2 U.S. Dollar              2              -
12/03/97        6,507 Indonesian Rupiah         2         2 U.S. Dollar              2              -
12/03/97        62 Netherlands Guilder         31        31 U.S. Dollar             31              -
12/03/97            336 U.S. Dollar           336     492 Australian Dollar        336              -
12/03/97            351 U.S. Dollar           351     513 Australian Dollar        351              -
12/03/97            426 U.S. Dollar           426      255 British Pound           430              4
12/03/97            386 U.S. Dollar           386      231 British Pound           390              4
12/03/97            187 U.S. Dollar           187        267 Swiss Franc           187              -
12/03/97           2,697 U.S. Dollar        2,697      3,839 Swiss Franc         2,692             (5)
12/03/97            400 U.S. Dollar           400    2,132 Finnish Markka          400              -
12/04/97        5,863 Indonesian Rupiah         2         2 U.S. Dollar              2              -
12/04/97            333 U.S. Dollar           333    486 Australian Dollar         332             (1)
12/04/97            274 U.S. Dollar           274      163 British Pound           275              1
12/04/97            439 U.S. Dollar           439      261 British Pound           440              1
12/04/97            485 U.S. Dollar           485      288 British Pound           486              1
12/08/97        4,975 Indonesian Rupiah         1         1 U.S. Dollar              1              -
12/31/97            141 U.S. Dollar           141       827 French Franc           140             (1)
                                          -------                              -------          -----
                                          $ 9,198                              $ 9,201          $   3
                                          =======                              =======          =====



(6)   Transactions with Manager
A. Management fees -- The investment policies of the Fund and management of the Fund's portfolio are carried out by USAA Investment Management Company (the Manager). The Fund's management fees are computed at .75% of its annual average net assets.

B. Transfer agent's fees -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23.50 per shareholder account plus out-of-pocket expenses.

C. Underwriting services -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

D. Brokerage services -- USAA Brokerage Services, a discount brokerage service of the Manager, may execute portfolio transactions for the Fund. The amount of brokerage commissions paid to USAA Brokerage Services during the six-month period ended November 30, 1997 was $4,600.

(7)   Transactions with Affiliates
Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated Trustees or Fund officers received any compensation from the Fund.

(8)   Financial highlights
Per share operating performance for a share outstanding throughout each period is as follows:


                             Six-month                                           Eight-month
                           Period Ended            Year Ended May 31,           Period Ended   Year Ended
                           November 30,            ------------------              May 31,    September 30,
                               1997          1997          1996         1995        1994          1993
                               ----          ----          ----         ----        ----          ----

Net asset value at
   beginning of period      $    27.96     $    25.47    $    22.63    $  23.24    $  23.43     $  19.94
Net investment income              .40            .74           .73         .68         .40          .60
Net realized and
   unrealized gain                2.05           3.37          3.18         .67         .29         3.52
Distributions from net
   investment income              (.25)          (.78)         (.74)       (.58)       (.59)        (.63)
Distributions of realized
   capital gains                  (.88)          (.84)         (.33)      (1.38)       (.29)       -
                            ----------     ----------    ----------    --------    --------     --------
Net asset value at
   end of period            $    29.28     $    27.96    $    25.47    $  22.63    $  23.24     $  23.43
                            ==========     ==========    ==========    ========    ========     ========
Total return (%) *                8.84          16.94         17.79        6.43        3.00        21.35
Net assets at end of
   period (000)             $1,399,012     $1,263,355    $1,035,844    $874,587    $814,869     $707,795
Ratio of expenses to
   average net assets (%)         1.02(a)        1.06          1.15        1.13        1.11(a)      1.18
Ratio of net investment
   income to average
   net assets (%)                 2.84(a)        2.88          3.06        3.16        2.68(a)      2.92
Portfolio turnover (%)           19.49          35.14         36.15       33.17       30.87        45.18
Average commission rate
   paid per share +         $    .0138     $    .0299    $    .0039

  * Assumes reinvestment of all dividend income and capital gain distributions during the period.
  + Calculated by aggregating all commissions paid on the purchase and sale of securities and dividing by the actual number of shares purchased or sold for which commissions were charged.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.